UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 16, 2026 (March 15, 2026)
EMPIRE STATE REALTY TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36105	37-1645259
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
EMPIRE STATE REALTY OP, L.P.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36106	45-4685158
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 West 33rd Street,	12th Floor
New York,	New York	10120
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 687-8700
n/a
(Former name or former address, if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Empire State Realty Trust, Inc.
Class A Common Stock, par value $0.01 per share	ESRT	The New York Stock Exchange

Empire State Realty OP, L.P.
Series ES Operating Partnership Units	ESBA	NYSE Arca, Inc.
Series 60 Operating Partnership Units	OGCP	NYSE Arca, Inc.
Series 250 Operating Partnership Units	FISK	NYSE Arca, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2026, the Board of Directors (the “Board”) of Empire State Realty Trust, Inc. (the “Company”) appointed Jean Sutherland as Chief Accounting Officer and principal accounting officer of the Company and Empire State Realty OP, L.P., the operating partnership of the Company (the “Operating Partnership”), effective on March 16, 2026.

Stephen V. Horn, the Company’s current Chief Financial Officer and Chief Accounting Officer will continue in his role as Chief Financial Officer and principal financial officer, and he will transition his Chief Accounting Officer and principal accounting officer duties to Ms. Sutherland, effective March 16, 2026. Ms. Sutherland will report to Mr. Horn.

Ms. Sutherland, age 38, has served as Vice President, Financial Reporting and Accounting Policy for the Company since June 17, 2024. Prior to the Company, Ms. Sutherland spent over seven years at WeWork in lease accounting, financial reporting, and technical accounting, ultimately overseeing the financial reporting and technical accounting teams as the Global Head of Financial Reporting and Technical Accounting. Prior to WeWork, she worked at Ernst & Young LLP for over five years in Canada and New York, focusing on real estate, hospitality, construction and manufacturing clients. Ms. Sutherland is a certified public accountant and earned a Bachelor of Management and Organizational Studies from Western University in Ontario, Canada in 2011.

The Company expects to enter into an indemnification agreement with Ms. Sutherland substantially in the form of indemnification agreement entered into with other officers of the Company, which, among other things, provides for indemnification by the Company for certain liabilities and expenses incurred as a result of actions brought, or threatened to be brought, against an officer in connection with such officer’s status or service as an officer of the Company.

There were no arrangements or understandings between Ms. Sutherland and any other persons pursuant to which Ms. Sutherland received her appointment. Ms. Sutherland does not have any family relationships subject to disclosure under Item 401(d) of Regulation S-K or any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE STATE REALTY TRUST, INC. (Registrant)

Date: March 16, 2026	By:	/s/ Christina Chiu
	Name:	Christina Chiu
	Title:	President

EMPIRE STATE REALTY OP, L.P. (Registrant) By: Empire State Realty Trust, Inc., as general partner

Date: March 16, 2026	By:	/s/ Christina Chiu
	Name:	Christina Chiu
	Title:	President